                               SENTRY FUND, INC.
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2000





                            [SENTRY FUND, INC. LOGO]

                              - NO SALES CHARGES -

                             - NO REDEMPTION FEES -

                               - NO 12b-1 FEES -

                                SENTRY FUND, INC.

FINANCIAL HIGHLIGHTS

  The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:

                                                                                 YEAR ENDED OCTOBER 31,
                                                                    -----------------------------------------------
                                                 FOR SIX MONTHS
                                                 ENDING 4-30-00     1999      1998     1997      1996        1995
                                                 --------------     ----      ----     ----      ----        ----

  Net Asset Value, Beginning of Period             $  17.64       $ 19.80   $  23.95  $  18.19  $ 16.29    $  15.39
                                                   --------       -------   --------  --------  -------    --------
  Income From Investment Operations
  ---------------------------------
   Net Investment Income                                .04           .15        .11       .13      .17         .18
   Net Realized and Unrealized Gains (Losses)
    on Investments                                      .07          (.19)      (.30)     6.70     3.01        1.65
                                                   --------       -------   --------  --------  -------    --------
  Total from Investment Operations                      .11          (.04)      (.19)     6.83     3.18        1.83

  Less Distributions
  ------------------
   Dividends From Net Investment Income                (.12)         (.12)      (.11)     (.16)    (.17)       (.17)
   Distribution From Net Realized Gains               (2.51)        (2.00)     (3.85)     (.91)   (1.11)       (.76)
                                                   --------       -------   --------  --------  -------    --------
  Total Distributions                                 (2.63)        (2.12)     (3.96)    (1.07)   (1.28)       (.93)

  Net Asset Value End of Period                    $  15.12       $ 17.64   $  19.80  $  23.95  $ 18.19    $  16.29
                                                   ========       =======   ========  ========  =======    ========
  Total Return                                         1.28%*        (.57%)     (.76%)   39.23%   20.60%      12.97%

  Net Assets, End of Period (in Thousands)         $ 85,867       $95,689   $111,850  $118,278  $97,154    $ 84,374
  Ratio of Expenses to Average Net Assets               .45%          .84%       .83%      .83%     .84%        .86%
  Ratio of Net Investment Income to
   Average Net Assets                                   .24%          .81%       .55%      .61%     .95%       1.17%
  Portfolio Turnover Rate                             68.56%        24.33%     29.85%    40.75%   28.28%      26.54%



*The Total Return for the twelve months ended April 30, 2000 was -5.83%.


                                 DIVIDEND NOTICE

On May 25, 2000, the Fund Directors declared a dividend from net investment income of $.01 per share and a long-term capital gain distribution of $.09 per share, payable June 8, 2000, to shareholders of record on June 6, 2000.

                                SENTRY FUND, INC.

            1800 North Point Drive - Stevens Point, Wisconsin 54481

MESSAGE TO SHAREHOLDERS                                             June 3, 2000

We are pleased to provide this Sentry Fund, Inc. report covering operating results for the six-month period ended April 30, 2000.

                                                         Average Annual
                                  Total Return*           Total Return*
                                  -------------           -------------
                1 Year                 -5.83%                -5.83%
                5 Year                 82.33%                12.76%
                10 Year               209.65%                11.97%


The U.S. economy continues strong growth driven by technological leadership resulting in healthy productivity gains. Real GDP advanced 5.4% in the first quarter of 2000. We expect the Internet and other new technological advancements to continue to drive economic growth throughout the year.

The Federal Reserve Board remains concerned about the potential for inflation increases as the length and strength of the economic expansion places strains on labor availability. The Fed has raised rates five times over the last 12 months. We expect the Fed to raise rates again in May and at least one more time in 2000.

The stock market advanced in 1999 but has had a rocky ride so far in 2000. Technology stocks have been the good news and bad news for the markets. The rapid rise of this sector in 1999 had led to dramatically increasing volatility and some large declines in 2000. We expect this to continue as investors try to come to grips with historically high stock valuations.

Over the last two years the Sentry Fund's performance has not kept pace with the broader stock market. Within the last six months we have taken steps to expand our diversification to respond to changing trends within the markets. We believe these steps will help us to achieve our goal of long-term capital appreciation.

Your continued support is appreciated, and we look forward to reporting our 12-month financial results in the Fund's Annual Report published in December.

Sincerely,

/s/ James J. Weishan
James J. Weishan
President

*"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. When first organized in 1970, the Fund applied a sales charge to each share purchase. The Fund's sales charge was eliminated on March 1, 1991. The performance data shown does not reflect its deduction; and had it been reflected, the charge would reduce the performance quoted.

PORTFOLIO OF INVESTMENT SECURITIES - April 30, 2000            SENTRY FUND, INC.

                                                                 VALUE
    SHARES   COMMON STOCKS (95.3%)                              (NOTE 1)
    ------   ---------------------                              --------
             BASIC MATERIALS (1.3%)
     9,200   Great Lakes Chemical Corp                        $  247,825
     7,500   International Paper Co                              275,625
     5,900   PPG Industries Inc                                  320,813
     4,700   Reynolds Metals Co                                  312,550
             BUSINESS SERVICE (3.0%)
    20,000   Fiserve, Inc                                        918,750
    15,000   Sybron International Corp. (Wis)                    466,875
    50,000   Tetra Tech Inc                                    1,178,125
             CAPITAL GOODS (4.0%)
     8,200   Boeing Co                                           325,437
     7,900   Caterpillar Inc                                     311,556
    17,700   General Electric                                  2,783,325
             COMPUTER EQUIPMENT (10.7%)
    36,600   Cisco Systems Inc                                 2,537,409
    13,400   Dell Computer Corp                                  671,675
     5,300   Emc Corp                                            736,369
     5,300   Hewlett Packard Co                                  715,500
    15,000   Int'l. Business Machines Corp                     1,674,375
    40,000   Methode Electronics Inc                           1,666,875
     3,800   Motorola Inc                                        452,438
     8,400   Sun Microsystems                                    772,275
             CONSUMER PRODUCT (1.6%)
     8,000   Gillette Co                                         296,000
     6,700   Kimberly-Clark Corp                                 389,019
    12,000   Newel Rubbermaid Inc                                302,250
     7,000   Proctor & Gamble Co                                 417,375
             CONSUMER SERVICE (1.2%)
     7,500   Block (H & R), Inc                                  313,594
    60,000   Regis Corp                                          701,250
             DRUG & HEALTH CARE (7.0%)
     6,600   American Home Products Corp                         370,838
     4,600   Amgen Inc                                           257,600
     5,300   Baxter International Inc                            345,162
    13,000   Becton-Dickinson & Co                               333,125
    11,800   Boston Scientific Corp                              312,700
    10,600   Bristol-Myers Squibb Co                             555,838
     1,060   Edwards Lifesciences Corp                            15,900
     5,300   Guident Corp                                        304,087
     7,300   Johnson & Johnson                                   602,250
    10,000   Medquist Inc                                        354,375
    12,600   Merck & Co. Inc                                     875,700
    20,700   Pfizer Inc                                          871,988
     7,800   Schering-Plough Corp                                314,437
     4,600   Warner Lambert Co                                   523,538
             ENERGY (6.6%)
    17,300   Apache Corp                                         837,969
    18,400   Exxon Mobil Corporation                           1,429,450
   250,000   Petroglyph Engery Inc                               375,000
    11,500   Royal Dutch Petroleum                               659,812
    10,400   Schlumberger LTD                                    796,250
    12,000   Texaco, Inc                                         594,000
     9,300   Tosco Corp                                          298,181
    27,000   USX-Marathon Group                                  629,438
             ENTERTAINMENT (2.8%)
    12,600   Carnival Corp                                       313,425
    17,300   Disney (Walt) Co. (The)                             749,306
     8,900   Time Warner Inc                                     800,444
    13,600   Tribune Co                                          528,700
             FINANCIAL (9.0%)
     3,900   American Express Co                                 585,244
    48,290   Associated Banc-Corp                              1,234,413
     9,100   Bank of America Corp                                445,900
    12,000   Bank of New York Cos. Inc                           492,750
     4,700   Chase Manhattan Corp                                338,694
    18,000   Citigroup Inc                                     1,069,875
    10,900   Federal National Mortgage                           657,406
    14,300   First Union Corp                                    455,813
    27,700   Firstar Corp                                        689,037
    14,500   Home Federal Bancorp. Co                            244,687
     2,800   Morgan (JP) Co. Inc                                 359,450
     9,700   Morgan Stanley Dean Witter                          744,475
    10,700   Wells Fargo Co                                      439,369


                                                                   VALUE
   SHARES                                                         (NOTE 1)
   ------                                                         --------
              FOOD & BEVERAGES (2.9%)
      4,400   Anheuser Bush Cos. Inc                             310,475
     12,800   Coca-Cola Co                                       602,400
     15,900   Conagra Inc                                        300,113
      7,600   Hershey Foods Corp                                 344,850
     16,600   Kroger Co                                          308,137
      9,300   Pepsico Inc                                        341,194
     18,200   Sara Lee Corp                                      273,000
              INSURANCE (1.1%)
      8,300   American Int'l Group                               910,406
              INTERNET(2.0%)
     16,900   America Online Inc                               1,010,831
      5,100   Yahoo Inc                                          664,275
              MANUFACTURING (12.6%)
     50,000   Applied Power                                    1,431,250
     20,000   Black & Decker Corp                                841,250
     63,000   ITI Technologies                                 1,618,313
     90,000   Manitowoc Co. Inc                                2,986,874
     50,000   Oshkosh Truck Corp                               1,575,000
     80,000   Rayovac Corp                                     1,670,000
     12,700   Snap-On Inc                                        335,756
      7,700   Tyco International                                 353,719
              RESTAURANT (6.2%)
    118,250   Consolidated Products                            1,079,031
     96,400   Ihop Corp                                        1,566,500
     15,000   McDonald's Corp                                    571,875
     39,400   Morton's Restaurant Group                          748,600
     10,000   Rare Hospitality International                     309,375
     50,000   Ruby Tuesday Inc                                 1,046,875
              RETAIL (4.7%)
      5,700   Costco Wholesale Corp                              308,156
     13,300   Federated Department Stores                        452,200
      7,600   Gap Inc                                            279,300
     12,000   Home Depot Inc                                     672,750
     24,000   Wal-Mart Stores                                  1,329,000
     35,000   Walgreen Company                                   984,375
              SEMICONDUCTORS(4.0%)
      4,800   Applied Materials Inc                              488,700
     17,800   Intel Corp                                       2,257,262
      4,300   Texas Instruments Inc                              700,363
              SOFTWARE & SERVICES (5.6%)
      9,500   BMC Software Inc                                   444,719
      3,800   Citrix System Inc                                  232,037
      8,900   Computer Associates International                  496,731
      5,900   Computer Science Corp                              481,219
     27,900   Microsoft Corp                                   1,946,025
     15,300   Oracle Corp                                      1,223,044
              TELECOM(7.2%)
     17,200   AT&T Corp                                          803,025
      8,100   Bell Atlantic Corp                                 479,925
     10,000   Bellsouth Corp                                     486,875
      5,100   GTE Corp                                           345,525
     24,000   Lucent Technologies Inc                          1,492,500
     15,300   MCI Worldcom Inc                                   695,194
      7,100   Nortel Networks Corp                               804,075
      2,500   Qualcomm Inc                                       271,094
     18,200   SBC Communications                                 797,387
              TOBACCO (0.5%)
     20,000   Philip Morris Cos., Inc                            437,500
              TRANSPORTATION (1.3%)
     13,100   Ford Motor Co                                      716,406
     10,000   Harley-Davidson, Inc                               398,125
                                                              ----------
              Total Common Stocks                             81,817,522
                 (cost $73,638,134)                           ----------


PRINCIPAL
 AMOUNT       SHORT-TERM SECURITIES (2.5%)
 ------       ----------------------------
              COMMERCIAL PAPER - DISCOUNTED
  1,490,000   American Express Credit Corp.
               Note due 5/3/00                                 1,489,507
    688,000   Ford Motor Credit Corp.
               Note due 5/5/00                                   687,540
                                                               ---------
              TOTAL SHORT-TERM SECURITIES                      2,177,047
                                                               ---------
              (COST $2,177,047)
              TOTAL INVESTMENTS (97.8%)                       83,994,569
              (COST $69,032,676)
              (CASH AND RECEIVABLES)
               LESS LIABILITIES (2.2%)                         1,872,438
                                                             -----------
              NET ASSETS (100%)                              $85,867,007
                                                             ===========

                               SENTRY FUND, INC.

         STATEMENT OF ASSETS AND LIABILITIES                                 STATEMENT OF OPERATIONS
                 April 30, 2000                                      For the Six Months Ended April 30, 2000
                   (Unaudited)                                                    (Unaudited)
ASSETS:                                                      INVESTMENT INCOME:
Investments in securities, at                                 Income:
 value (cost $75,815,181)           $83,994,569                 Dividends                           $501,618
                                                                Interest                             108,798
Cash                                    104,935                   Total investment income          ---------    $610,416
Receivables:
  Investment securities sold          1,904,424               Expenses:
  Dividends                              58,308                 Investment advisory fees             334,429
    Total assets                    -----------  $86,062,236    Transfer agent fees                   15,116
                                                                Professional services                  6,423
LIABILITIES:                                                    Printing, stationery and postage       5,736
  Investment advisory fees              160,971                 Licenses and fees                     16,242
  Transfer agent fees                     2,531                 Directors' fees                        1,500
  Custodian fees                          1,077                 Other expenses                        20,465
  Professional services                  14,252                 Total expenses                    ----------     399,911
  Insurance coverage                      8,890                                                               ----------
  Printing charges payable                5,408                   Net investment income                         $210,505
  Redemption payable                      2,100                                                               ----------
    Total liabilities               -----------      195,229 NET REALIZED AND UNREALIZED GAIN
                                                 -----------    ON INVESTMENTS:
NET ASSETS                                       $85,867,007      Net realized gain on sales of
                                                 ===========        investments                               19,120,961

                                                                  Decrease in unrealized appreciation
ANALYSIS OF NET ASSETS:                                             of investments                           (18,482,223)
  Paid in capital                                $58,415,053                                                  ----------
  Undistributed net investment income                 91,551      Net realized and unrealized gain
  Accumulated undistributed net realized gain                       on investments                               638,738
   on sales of investments                        19,181,015                                                  ----------
  Net unrealized appreciation on investments       8,179,388      Net increase in net assets resulting
                                                 -----------
  Net assets, for 5,679,736 shares outstanding   $85,867,007        from operations                             $849,243
                                                 ===========                                                  ==========
  Net Asset Value and
   Redemption and Offering Price per Share            $15.12
                                                 ===========



                 See accompanying notes to financial statements

                                SENTRY FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS
                For the Six Months Ended April 30, 2000 and 1999
                                   (Unaudited)

                                                2000        1999
                                                ----        ----
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income                  $     210,505    $     445,300
 Net realized gain on sales
  of investments                           19,120,961        6,158,108
 (Decrease) Increase in unrealized
  appreciation on investments             (18,482,223)         823,542
                                        -------------    -------------
 Net change in net assets
  resulting from operations                   849,243        7,426,950
                                        -------------    -------------
DISTRIBUTIONS:
 Dividends from net investment income        (638,645)        (449,137)
 Distributions of net realized gains      (13,358,322)     (10,779,294)
                                        -------------    -------------
 Total distributions to shareholders      (13,996,967)     (11,228,431)
                                        -------------    -------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares           1,624,372        2,255,738
 Net asset value of shares issued to
  shareholders in reinvestment
  of distributions                         13,770,081       11,068,006
                                        -------------    -------------
                                           15,394,453       13,323,744
 Cost of shares redeemed                  (12,068,817)     (12,403,489)
                                        -------------    -------------
 Net increase in net assets derived
  from share transactions                   3,325,636          920,255
                                        -------------    -------------

 Total decrease in net assets              (9,822,088)      (2,881,226)

NET ASSETS:
 Beginning of period                       95,689,095      111,849,574
                                        -------------    -------------
 End of period                          $  85,867,007    $ 108,968,348
                                        =============    =============

                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES
     Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The financial state-ments have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     The following summarizes the significant accounting policies of the Fund.

     Security Valuation - Portfolio securities which are traded on a national securities exchange are valued at the last price as of the close of trading on the New York Stock Exchange or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices. Short-term securities are stated at amortized cost, which approximates current value.

     Federal Income and Excise Taxes - No provision for Federal income or excise taxes is considered necessary since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     Investment Income and Security Transactions - Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     Under the terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net asset value of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1.5% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess.

3.   PURCHASES AND SALES OF SECURITIES
     Purchases and sales of common stock aggregated $58,729,343 and $70,798,500, respectively.

                 See accompanying notes to financial statements

     BOARD OF DIRECTORS

     Thomas R. Copps
     David W. Graebel
     William J. Lohr
     Dale R. Schuh, Chairman
     Steven J. Umland

     OFFICERS

     James J. Weishan, President
     Wallace D. Taylor, Vice President
     William M. O'Reilly, Secretary
     William J. Lohr, Treasurer

     INVESTMENT ADVISER

     Sentry Investment Management, Inc.
     Stevens Point, Wisconsin

     UNDERWRITER

     Sentry Equity Services, Inc.
     Stevens Point, Wisconsin

     CUSTODIAN

     Citibank, N.A.
     New York, New York

     LEGAL COUNSEL

     Godfrey & Kahn
     Milwaukee, Wisconsin

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains other pertinent information.